UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2003

                           Sound Federal Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

      Delaware                          000-24811               22-3887679
------------------------            --------------------      --------------
(State or other jurisdiction          (SEC File Number)      (I.R.S. Employer
        of incorporation)                                    Identification No.)

        1311 Mamaroneck Avenue, Suite 190, White Plains, New York, 10605
                    (Address of principal executive offices)

                  Registrant's telephone number, including area
                               code: 914-761-3636


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K


Item 12. Regulation FD Disclosure

     Sound Federal Bancorp, Inc. (Nasdaq: "SFFS") today announced that it will make a presentation to a group of individual investors and fund managers who are participating at the offices of Keefe Bruyette & Woods on September 16, 2003. The presentation will focus on Sound Federal Bancorp, Inc.'s financial performance and its strategic operating objectives. The presentation will be made available simultaneously on Sound Federal Bancorp, Inc.'s website at www.soundfed.com.

Item 7(c).         Exhibits

99.1     Press release of Sound Federal Bancorp, Inc., dated September 15, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                Sound Federal Bancorp, Inc.


DATE:  September 15, 2003                   By:      /s/ Anthony J. Fabiano
                                                     ----------------------
                                                         Anthony J. Fabiano
                                                         Chief Financial Officer








EXHIBIT INDEX

99.1     Press release of Sound Federal Bancorp, Inc., dated September 15, 2003.

                                                                  Exhibit 99.1







FOR IMMEDIATE RELEASE                           For further information contact:
Monday, September 15, 2003                                   Anthony J. Fabiano
                                                         Senior Vice President,
                                                        Chief Financial Officer
                                                        and Corporate Secretary
                                                                 (914) 761-3636




          SOUND FEDERAL BANCORP, INC. TO SPEAK TO A GROUP OF INVESTORS
          ------------------------------------------------------------

White Plains, New York, Monday, September 15, 2003--Sound Federal Bancorp, Inc. (Nasdaq: "SFFS") (the "Company"), management will be making investor presentations on Tuesday, September 16, 2003 at the offices of Keefe Bruyette & Woods, Inc. in New York City. The presentation will focus on the Company's financial performance, and the Company's strategic operating objectives. The PowerPoint slides will be available on the Company's website, www.soundfed.com, simultaneously with the presentation, and will remain available through October 15, 2003.

The Company is the holding company for Sound Federal Savings (the "Bank"). The Bank is a federally chartered stock savings bank offering traditional financial services and products through its branches in New York in Mamaroneck, Harrison, Rye Brook, Peekskill, Yorktown, New Rochelle, Somers and Cortlandt in
Westchester County and New City in Rockland County, and in Connecticut in Greenwich and Stamford.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking information is subject to risks and uncertainties that could cause actual results to differ materially from Management's current expectations. Among others, these risks and uncertainties include changes in general economic conditions, changes in policies by regulatory agencies, hostilities involving the United States, fluctuations in interest rates, demand for loans in the Company's market area, changes in the quality or composition of the Company's loan and investment portfolios, changes in accounting principles, policies or guidelines and other economic, competitive, governmental and technological factors affecting our operations, markets and products. Forward-looking statements may be identified by terms such as "may", "will", "should", "could", "expects", "plans", "intends", "anticipates", "believes", "estimates", "predicts", "forecasts", "potential" or "continue" or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We do not intend to update these forward-looking statements